Exhibit 99.1

FINANCIAL DATA PACKAGE

The data provided herein has not been examined by independent accountants and may not be presented in accordance with generally accepted accounting principles (“GAAP”). As such, the data may vary from comparable data reported in CIT’s Forms 10-K & 10-Q. Modifications include, but are not limited to, the presentation of revised and restated financials, the reclassification of certain prior period data to conform to the current period presentation and differences due to rounding.

Please refer to the Company’s SEC filings on Forms 10-K and 10-Q for consolidated financial results prepared in accordance with GAAP.

Amounts shown are as of or for the period ending as applicable.

Effective January 1, 2014 CIT began managing its businesses and reporting its financial results in three operating segments:

- Transportation & International Finance

- North American Commercial Finance

- Non-Strategic Portfolios

These new segments will consist of the following divisions:

Transportation & International Finance

- Aerospace - Includes Commercial Air (operating leases and loans) and Business Aircraft Finance

- Rail

- Maritime Finance

- International Finance - Includes the corporate lending business in the U.K. ( formerly part of the Corporate Finance Segment) and the equipment financing businesses in the U.K. and China (formerly part of the Vendor Finance Segment)

North American Commercial Finance

- Real Estate Finance (formerly in Corporate Finance)

- Corporate Finance - Includes lending to the Aerospace and Defense sector (formerly Transportation Lending in Transportation Finance)

- Equipment Finance – Consists of Equipment Finance (formerly in Corporate Finance) and the U.S. and Canadian businesses formerly in Vendor Finance

- Commercial Services (formerly Trade Finance)

Non-Strategic Portfolios

- Small Business Lending (formerly in Corporate Finance)

- Non-Strategic portfolios from the former Vendor Finance business including:

Asia (excluding China)

Europe (excluding the U.K.)

Latin America (including Mexico)

The Dell Canada portfolio (sold in May 2011)

CIT Group Inc.
Financial Data Package
Table of Contents

Item	Page

Balance Sheet Data	4

Average Balance Sheet	5

Average Balance Sheet - Continued	6

Income Statement - Consolidated Data	7

Income Statement - Segment Data	8

Division Data	9

Financing and Leasing Assets	10

Financing and Leasing Assets - Division	11

Credit Metrics	12

Select Data & Ratios	13

CIT Bank - Select Financial Data	14

Non-GAAP Disclosures	15

Fresh Start Accounting	16

Financial Terms	17

3

CIT Group Inc.

Balance Sheet Data

(dollars in millions)

3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013	12/31/2012	12/31/2011
Assets
Cash and interest bearing deposits	$6,693.9	$6,044.7	$5,888.8	$5,632.8	$5,431.4	$6,709.6	$6,339.3	$5,911.4	$6,228.0	$6,044.7	$6,709.6	$7,327.1
Investment securities	2,255.0	2,630.7	2,498.9	1,558.0	1,724.1	1,065.5	1,016.2	1,194.1	1,318.2	2,590.6	1,065.5	1,257.8
Assets held for sale	1,119.4	1,003.4	1,122.2	1,186.6	646.8	644.8	880.3	875.4	620.3	1,003.4	644.8	680.7
Loans	18,571.7	18,629.2	18,371.0	18,155.3	18,525.7	17,153.1	16,630.6	16,202.4	15,925.1	18,629.2	17,153.1	15,225.8
Allowance for loan losses	(352.6)	(356.1)	(356.1)	(367.2)	(386.0)	(379.3)	(397.9)	(414.2)	(420.0)	(356.1)	(379.3)	(407.8)
Total loans, net of allowance for loan losses	18,219.1	18,273.1	18,014.9	17,788.1	18,139.7	16,773.8	16,232.7	15,788.2	15,505.1	18,273.1	16,773.8	14,818.0
Operating lease equipment, net	14,182.4	13,035.4	12,577.1	12,326.2	12,290.6	12,411.7	12,086.7	11,911.2	11,918.9	13,035.4	12,411.7	12,006.4
Unsecured counterparty receivable	279.5	301.6	347.9	370.1	315.3	328.9	264.0	290.8	345.4	301.6	328.9	296.4
Goodwill	403.5	334.6	338.3	344.5	345.9	345.9	345.9	345.9	345.9	334.6	345.9	345.9
Other assets (1)	1,704.1	1,694.1	1,547.6	1,472.6	1,572.7	1,529.2	1,617.9	1,426.4	1,615.1	1,694.1	1,529.2	1,509.3
Assets of discontinued operation	3,721.2	3,821.4	3,888.3	3,952.1	4,096.9	4,202.6	4,817.1	5,062.8	6,284.7	3,861.5	4,202.6	7,021.8
Total Assets	$48,578.1	$47,139.0	$46,224.0	$44,631.0	$44,563.4	$44,012.0	$43,600.1	$42,806.2	$44,181.6	$47,139.0	$44,012.0	$45,263.4

Liabilities
Deposits	$13,189.3	$12,526.5	$11,806.1	$11,171.3	$10,701.9	$9,684.5	$8,709.3	$7,163.6	$6,814.7	$12,526.5	$9,684.5	$6,193.7
Credit balances of factoring clients	1,213.5	1,336.1	1,278.4	1,205.0	1,237.7	1,256.5	1,224.9	1,164.1	1,109.8	1,336.1	1,256.5	1,225.5
Other liabilities (2)	2,692.6	2,664.3	2,881.7	2,553.6	2,530.2	2,751.8	2,612.5	2,510.1	2,636.2	2,664.3	2,751.8	2,618.9
Long-term borrowings (3)	19,508.8	18,484.5	18,041.2	17,569.4	18,040.8	18,330.9	18,752.7	19,200.7	20,604.2	18,444.4	18,330.9	21,743.9
Liabilities of discontinued operation	3,172.1	3,277.6	3,362.9	3,446.2	3,550.7	3,648.8	4,186.9	4,369.8	4,546.0	3,317.7	3,648.8	4,595.3
Total Liabilities	$39,776.3	$38,289.0	$37,370.3	$35,945.5	$36,061.3	$35,672.5	$35,486.3	$34,408.3	$35,710.9	$38,289.0	$35,672.5	$36,377.3

Common stock	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0	$2.0
Paid-in capital	8,569.7	8,555.4	8,543.1	8,530.2	8,514.4	8,501.8	8,491.0	8,481.5	8,471.7	8,555.4	8,501.8	8,459.3
(Accumulated deficit) / Retained earnings	678.4	581.0	471.2	271.6	88.0	(74.6)	(281.4)	17.8	90.7	581.0	(74.6)	517.7
Accumulated other comprehensive income (loss)	(76.0)	(73.6)	(88.0)	(85.5)	(83.3)	(77.7)	(86.0)	(91.0)	(80.3)	(73.6)	(77.7)	(82.6)
Treasury stock, at cost	(378.1)	(226.0)	(83.3)	(41.1)	(26.7)	(16.7)	(16.7)	(16.5)	(16.5)	(226.0)	(16.7)	(12.8)
Total Common Stockholders' Equity	8,796.0	8,838.8	8,845.0	8,677.2	8,494.4	8,334.8	8,108.9	8,393.8	8,467.6	8,838.8	8,334.8	8,883.6
Noncontrolling minority interests	5.8	11.2	8.7	8.3	7.7	4.7	4.9	4.1	3.1	11.2	4.7	2.5
Total Equity	$8,801.8	$8,850.0	$8,853.7	$8,685.5	$8,502.1	$8,339.5	$8,113.8	$8,397.9	$8,470.7	$8,850.0	$8,339.5	$8,886.1
Total Liabilities and Equity	$48,578.1	$47,139.0	$46,224.0	$44,631.0	$44,563.4	$44,012.0	$43,600.1	$42,806.2	$44,181.6	$47,139.0	$44,012.0	$45,263.4

(1) Other Assets
Deposits on commercial aerospace equipment	$761.2	$831.3	$693.0	$612.9	$685.2	$615.3	$558.3	$495.8	$495.9	$831.3	$615.3	$463.7
Other counterparty receivables	30.7	45.9	57.0	5.6	57.4	115.7	138.4	32.2	170.0	45.9	115.7	94.1
Deferred debt costs and other deferred charges	160.8	158.5	149.7	153.6	161.5	169.8	168.5	144.9	136.6	158.5	169.8	121.8
Tax receivable, other than income taxes	143.0	132.2	110.0	99.4	84.1	81.7	128.8	68.0	54.5	132.2	81.7	57.5
Executive retirement plan and deferred compensation	100.0	101.3	100.4	104.0	104.1	109.7	109.4	110.1	114.7	101.3	109.7	110.2
Accrued interest and dividends	29.8	33.0	31.3	31.5	31.0	27.5	31.3	28.8	25.1	33.0	27.5	17.8
Prepaid expenses	68.8	64.3	63.4	66.1	75.9	73.8	79.6	85.2	74.2	64.3	73.8	84.3
Furniture and fixtures	85.9	85.3	84.9	79.5	77.7	75.4	79.0	77.0	78.1	85.3	75.4	79.5
Other	323.9	242.3	257.9	320.0	295.8	260.3	324.6	384.4	466.0	242.3	260.3	480.4
Total Other Assets	$1,704.1	$1,694.1	$1,547.6	$1,472.6	$1,572.7	$1,529.2	$1,617.9	$1,426.4	$1,615.1	$1,694.1	$1,529.2	$1,509.3

(2) Other Liabilities
Valuation adjustment relating to aerospace commitments	$128.3	$137.5	$142.4	$158.9	$184.9	$188.1	$207.6	$210.9	$239.7	$137.5	$188.1	$252.8
Equipment maintenance reserves	915.2	904.2	879.8	862.6	860.9	850.0	804.5	756.0	719.1	904.2	850.0	690.6
Accrued expenses and accounts payable	363.1	478.1	501.3	455.1	462.1	554.0	527.1	571.0	649.8	478.1	554.0	624.3
Accrued interest payable	215.2	247.1	198.1	224.3	197.8	235.3	206.8	221.9	154.8	247.1	235.3	187.6
Security and other deposits	245.4	227.4	219.0	263.4	231.5	231.6	226.1	208.7	211.6	227.4	231.6	199.8
Current taxes payable and deferred taxes	316.6	179.8	158.8	134.1	157.4	185.5	125.2	121.1	87.4	179.8	185.5	38.7
Other liabilities	508.8	490.2	782.3	455.2	435.6	507.3	515.2	420.5	573.8	490.2	507.3	625.1
Total Other Liabilities	$2,692.6	$2,664.3	$2,881.7	$2,553.6	$2,530.2	$2,751.8	$2,612.5	$2,510.1	$2,636.2	$2,664.3	$2,751.8	$2,618.9

(3) Long-term Borrowings
Secured borrowings	$5,976.5	$5,952.9	$5,509.8	$5,779.9	$6,239.1	$6,506.8	$6,417.8	$5,770.2	$5,772.8	$5,952.9	$6,506.8	$21,743.9
Credit facility	-	-	-	-	-	-	500.0	500.0	-	-	-	-
Senior unsecured	13,532.3	12,531.6	12,531.4	11,789.5	11,801.7	11,824.1	11,834.9	12,930.5	14,831.4	12,491.5	11,824.1	-
Total Long-term Borrowings	$19,508.8	$18,484.5	$18,041.2	$17,569.4	$18,040.8	$18,330.9	$18,752.7	$19,200.7	$20,604.2	$18,444.4	$18,330.9	$21,743.9

4

CIT Group Inc.

Average Balance Sheet, Net Interest Income and Yields / Rates

(dollars in millions)

	1Q 14			2013			2012			2011
	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)
Interest bearing deposits	$5,188.9	$4.6	0.35%	$5,531.6	$16.6	0.30%	$6,420.1	$21.6	0.34%	$6,588.2	$24.1	0.37%
Investments	2,499.7	4.2	0.67%	1,886.0	12.3	0.65%	1,316.7	10.5	0.80%	1,962.3	10.6	0.54%
Loans (including held for sale)
U.S.	15,816.3	214.4	5.90%	14,618.0	855.3	6.40%	12,403.4	953.6	8.51%	11,806.6	1,348.4	12.59%
Non-U.S.	3,736.7	79.0	8.45%	4,123.6	371.0	9.00%	4,029.1	408.3	10.13%	4,566.2	588.8	12.89%
Total Loans	19,553.0	293.4	6.42%	18,741.6	1,226.3	7.01%	16,432.5	1,361.9	8.94%	16,372.8	1,937.2	12.68%
Total interest earning assets / interest income	27,241.6	302.2	4.65%	26,159.2	1,255.2	5.04%	24,169.3	1,394.0	6.07%	24,923.3	1,971.9	8.28%
Operating lease equipment, net (including held for sale)
U.S.	7,349.6	156.2	8.50%	6,559.0	613.1	9.35%	6,139.0	596.9	9.72%	5,186.7	428.1	8.25%
Non-U.S.	6,551.2	135.3	8.26%	6,197.1	580.6	9.37%	6,299.0	651.3	10.34%	6,220.0	661.1	10.63%
Total operating lease equipment, net	13,900.8	291.5	8.39%	12,756.1	1,193.7	9.36%	12,438.0	1,248.2	10.04%	11,406.7	1,089.2	9.55%
Total earning assets	41,142.4	593.7	5.96%	38,915.3	2,448.9	6.50%	36,607.3	2,642.2	7.46%	35,330.0	3,061.1	8.69%
Non-interest earning assets
Cash and due from banks	1,055.0			522.1			441.2			1,216.6
Allowance for loan losses	(357.8)			(367.8)			(405.1)			(412.0)
All other non-interest bearing assets	2,357.3			2,215.3			2,228.2			2,760.1
Assets of discontinued operation	3,792.3			4,016.3			5,420.7			8,145.9
Total Average Assets	$47,989.2			$45,301.2			$44,292.3			$48,040.6

Borrowings
Deposits	$12,812.2	$51.9	1.62%	$11,212.1	$179.8	1.60%	$7,707.9	$152.5	1.98%	$4,796.6	$111.2	2.32%
Long-term borrowings	19,022.1	220.0	4.63%	18,044.5	881.1	4.88%	19,964.5	2,513.2	12.59%	25,752.0	2,393.0	9.29%
Total interest-bearing liabilities	31,834.3	271.9	3.42%	29,256.6	1,060.9	3.63%	27,672.4	2,665.7	9.63%	30,548.6	2,504.2	8.20%
Credit balances of factoring clients	1,276.3			1,258.6			1,194.4			1,098.1
Other non-interest bearing liabilities	2,819.6			2,638.2			2,642.7			2,800.1
Liabilities of discontinued operation	3,240.1			3,474.2			4,293.8			4,633.5
Noncontrolling interests	11.1			9.2			5.0			1.1
Stockholders' equity	8,807.8			8,664.4			8,484.0			8,959.2
Total Average Liabilities and Stockholders' Equity	$47,989.2			$45,301.2			$44,292.3			$48,040.6

Net revenue spread			2.54%			2.87%			-2.17%			0.49%
Impact of non-interest bearing sources			0.69%			0.82%			2.11%			1.09%
Net revenue / yield on earning assets		$321.8	3.23%		$1,388.0	3.69%		$(23.5)	-0.06%		$556.9	1.58%

5

CIT Group Inc.

Average Balance Sheet, Net Interest Income and Yields / Rates

(dollars in millions)

	4Q 13			3Q13			2Q 13			1Q 13
	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)
Interest bearing deposits	$5,554.6	$4.8	0.35%	$5,188.7	$4.0	0.31%	$5,281.9	$4.3	0.33%	$5,755.7	$3.5	0.24%
Investments	2,338.8	3.8	0.66%	2,041.3	2.8	0.55%	1,658.3	2.8	0.68%	1,536.2	2.9	0.76%
Loans (including held for sale)
U.S.	15,323.4	210.5	6.02%	14,943.2	209.6	6.13%	14,549.5	214.9	6.45%	13,788.6	220.3	7.00%
Non-U.S.	3,982.0	88.1	8.85%	4,189.3	90.0	8.59%	4,188.6	97.1	9.27%	4,182.5	95.8	9.16%
Total Loans	19,305.4	298.6	6.65%	19,132.5	299.6	6.71%	18,738.1	312.0	7.12%	17,971.1	316.1	7.53%
Total interest earning assets / interest income	27,198.8	307.2	4.75%	26,362.5	306.4	4.88%	25,678.3	319.1	5.22%	25,263.0	322.5	5.36%
Operating lease equipment, net (including held for sale)
U.S.	6,885.6	160.7	9.34%	6,497.9	148.2	9.12%	6,447.0	156.8	9.73%	6,391.2	147.4	9.23%
Non-U.S.	6,033.3	124.6	8.26%	6,155.1	149.1	9.69%	6,267.5	153.6	9.80%	6,343.4	153.3	9.67%
Total operating lease equipment, net	12,918.9	285.3	8.83%	12,653.0	297.3	9.40%	12,714.5	310.4	9.77%	12,734.6	300.7	9.45%
Total earning assets	40,117.7	592.5	6.11%	39,015.5	603.7	6.40%	38,392.8	629.5	6.77%	37,997.6	623.2	6.77%
Non-interest earning assets
Cash and due from banks	730.4			672.8			429.6			299.0
Allowance for loan losses	(355.2)			(363.4)			(376.0)			(378.1)
All other non-interest bearing assets	2,257.0			2,216.9			2,183.2			2,206.3
Assets of discontinued operation	3,876.2			3,940.1			4,055.1			4,166.0
Total Average Assets	$46,626.1			$45,481.9			$44,684.7			$44,290.8

Borrowings
Deposits	$12,148.5	$48.4	1.60%	$11,501.4	$44.2	1.54%	$11,009.6	$44.8	1.63%	$10,199.7	$42.3	1.66%
Long-term borrowings	18,235.9	219.1	4.81%	17,808.3	212.5	4.77%	17,817.5	217.8	4.89%	18,195.7	231.8	5.10%
Total interest-bearing liabilities	30,384.4	267.5	3.52%	29,309.7	256.7	3.50%	28,827.1	262.6	3.64%	28,395.4	274.1	3.86%
Credit balances of factoring clients	1,346.5			1,264.8			1,222.2			1,187.3
Other non-interest bearing liabilities	2,695.6			2,699.6			2,504.8			2,665.3
Liabilities of discontinued operation	3,333.4			3,418.1			3,515.9			3,613.7
Noncontrolling interests	10.6			9.8			9.1			6.7
Stockholders' equity	8,855.6			8,779.9			8,605.6			8,422.4
Total Average Liabilities and Stockholders' Equity	$46,626.1			$45,481.9			$44,684.7			$44,290.8

Net revenue spread			2.59%			2.90%			3.13%			2.91%
Impact of non-interest bearing sources			0.76%			0.78%			0.82%			0.88%
Net revenue / yield on earning assets		$325.0	3.35%		$347.0	3.68%		$366.9	3.95%		$349.1	3.79%

	4Q 13			3Q13			2Q 13			1Q 13
	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)	Average Balance	Revenue / Expense	Average Rate (%)
Interest bearing deposits	$6,216.3	$6.0	0.39%	$6,776.5	$5.7	0.34%	$6,328.3	$5.1	0.32%	$5,912.3	$4.8	0.32%
Investments	1,063.0	2.5	0.94%	1,115.3	2.2	0.79%	1,273.8	2.9	0.91%	1,709.2	2.9	0.68%
Loans (including held for sale)
U.S.	12,998.7	214.4	7.31%	12,703.3	215.9	7.50%	12,194.7	251.0	9.10%	11,822.7	272.3	10.20%
Non-U.S.	4,108.7	98.9	9.63%	3,965.9	107.5	10.84%	4,024.7	104.2	10.36%	4,017.2	97.7	9.73%
Total Loans	17,107.4	313.3	7.91%	16,669.2	323.4	8.36%	16,219.4	355.2	9.43%	15,839.9	370.0	10.07%
Total interest earning assets / interest income	24,386.7	321.8	5.57%	24,561.0	331.3	5.67%	23,821.5	363.2	6.41%	23,461.4	377.7	6.77%
Operating lease equipment, net (including held for sale)
U.S.	6,256.6	161.2	10.31%	6,302.6	147.5	9.36%	6,149.2	149.1	9.70%	5,886.1	139.1	9.45%
Non-U.S.	6,362.8	159.7	10.04%	6,252.1	163.0	10.43%	6,207.0	165.5	10.67%	6,334.2	163.1	10.30%
Total operating lease equipment, net	12,619.4	320.9	10.17%	12,554.7	310.5	9.89%	12,356.2	314.6	10.18%	12,220.3	302.2	9.89%
Total earning assets	37,006.1	642.7	7.19%	37,115.7	641.8	7.15%	36,177.7	677.8	7.74%	35,681.7	679.9	7.87%
Non-interest earning assets
Cash and due from banks	323.2			372.0			345.8			644.6
Allowance for loan losses	(392.4)			(406.6)			(415.1)			(410.6)
All other non-interest bearing assets	2,187.6			2,144.4			2,237.2			2,327.4
Assets of discontinued operation	4,517.9			4,980.2			5,488.8			6,671.3
Total Average Assets	$43,642.4			$44,205.7			$43,834.4			$44,914.4

Borrowings
Deposits	$9,270.1	$42.5	1.83%	$7,977.5	$38.4	1.93%	$6,922.6	$35.3	2.04%	$6,552.5	$36.3	2.22%
Long-term borrowings	18,381.5	227.3	4.95%	19,714.8	734.5	14.90%	20,247.4	572.5	11.31%	21,180.2	978.9	18.49%
Total interest-bearing liabilities	27,651.6	269.8	3.90%	27,692.3	772.9	11.16%	27,170.0	607.8	8.95%	27,732.7	1,015.2	14.64%
Credit balances of factoring clients	1,261.9			1,190.7			1,160.4			1,143.4
Other non-interest bearing liabilities	2,661.2			2,638.2			2,567.2			2,662.0
Liabilities of discontinued operation	3,829.0			4,317.5			4,491.9			4,591.9
Noncontrolling interests	5.5			5.7			4.5			3.7
Stockholders' equity	8,233.2			8,361.3			8,440.4			8,780.7
Total Average Liabilities and Stockholders' Equity	$43,642.4			$44,205.7			$43,834.4			$44,914.4

Net revenue spread			3.29%			-4.01%			-1.21%			-6.77%
Impact of non-interest bearing sources			0.88%			2.56%			2.01%			2.89%
Net revenue / yield on earning assets		$372.9	4.17%		$(131.1)	-1.45%		$70.0	0.80%		$(335.3)	-3.88%

6

CIT Group Inc.

Income Statement - Consolidated Data

(dollars in millions, except per share data)

	1Q14	4 Q13	3 Q13	2 Q13	1 Q13	4 Q12	3 Q12	2 Q 12	1 Q 12	2013	2012	2011
Interest income	$302.2	$307.2	$306.4	$319.1	$322.5	$321.8	$331.3	$363.2	$377.7	$1,255.2	$1,394.0	$1,971.9
Rental income on operating leases	491.9	463.8	472.9	484.3	476.4	480.3	475.1	475.5	469.9	1,897.4	1,900.8	1,785.6
Finance Revenue	794.1	771.0	779.3	803.4	798.9	802.1	806.4	838.7	847.6	3,152.6	3,294.8	3,757.5
Interest expense	(271.9)	(267.5)	(256.7)	(262.6)	(274.1)	(269.8)	(772.9)	(607.8)	(1,015.2)	(1,060.9)	(2,665.7)	(2,504.2)
Depreciation on operating lease equipment	(148.8)	(139.5)	(134.2)	(133.6)	(133.3)	(127.5)	(126.5)	(125.3)	(133.9)	(540.6)	(513.2)	(538.6)
Maintenance and other operating lease expenses*	(51.6)	(39.0)	(41.4)	(40.3)	(42.4)	(31.9)	(38.1)	(35.6)	(33.8)	(163.1)	(139.4)	(157.8)
Net Finance Revenue	321.8	325.0	347.0	366.9	349.1	372.9	(131.1)	70.0	(335.3)	1,388.0	(23.5)	556.9
Other income (1)	71.1	127.6	104.5	79.2	70.0	152.4	85.6	123.1	253.6	381.3	614.7	954.2
Total Net Revenues	392.9	452.6	451.5	446.1	419.1	525.3	(45.5)	193.1	(81.7)	1,769.3	591.2	1,511.1
Provision for credit losses	(36.7)	(14.4)	(16.4)	(14.6)	(19.5)	-	-	(8.9)	(42.5)	(64.9)	(51.4)	(269.7)
Net revenue, after credit provision	356.2	438.2	435.1	431.5	399.6	525.3	(45.5)	184.2	(124.2)	1,704.4	539.8	1,241.4
Operating expenses (2)	(233.5)	(284.4)	(228.8)	(226.1)	(230.9)	(226.8)	(229.1)	(220.8)	(217.3)	(970.2)	(894.0)	(860.7)
Gain / (loss) on debt extinguishments	-	-	-	-	-	-	(16.8)	(21.5)	(22.9)	-	(61.2)	(134.8)
Income / (Loss) from continuing operations before provision for
income taxes	122.7	153.8	206.3	205.4	168.7	298.5	(291.4)	(58.1)	(364.4)	734.2	(415.4)	245.9
Provision for income taxes	(13.5)	(28.6)	(13.2)	(29.3)	(12.8)	(37.0)	(2.7)	(38.5)	(38.5)	(83.9)	(116.7)	(157.0)
Income / (loss) from continuing operations, before attribution of
noncontrolling interests	109.2	125.2	193.1	176.1	155.9	261.5	(294.1)	(96.6)	(402.9)	650.3	(532.1)	88.9
Net loss (income) attributable to noncontrolling interests, after tax	5.7	(2.2)	(0.2)	(0.5)	(3.0)	(0.8)	(0.8)	(1.2)	(0.9)	(5.9)	(3.7)	(5.0)
Income (loss) from continuing operations	114.9	123.0	192.9	175.6	152.9	260.7	(294.9)	(97.8)	(403.8)	644.4	(535.8)	83.9

Discontinued operation
Income / (loss) from discontinued operation	3.0	9.5	7.4	10.9	12.1	(46.7)	(3.1)	31.8	(21.4)	39.9	(39.4)	(67.5)
Provision for income taxes	(0.7)	(2.6)	(0.7)	(2.9)	(2.4)	(7.2)	(1.2)	(6.9)	(1.8)	(8.6)	(17.1)	(1.6)
Income (loss) from discontinued operation, net of taxes	2.3	6.9	6.7	8.0	9.7	(53.9)	(4.3)	24.9	(23.2)	31.3	(56.5)	(69.1)
Net income / (loss)	$117.2	$129.9	$199.6	$183.6	$162.6	$206.8	$(299.2)	$(72.9)	$(427.0)	$675.7	$(592.3)	$14.8

Earnings / (Loss) per common share:
Basic earnings per share
Income from continuing operations	$0.59	$0.62	$0.96	$0.87	$0.76	$1.30	$(1.47)	$(0.49)	$(2.01)	$3.21	$(2.67)	$0.42
Income (loss) from discontinued operation, net of taxes	$0.01	$0.03	$0.03	$0.04	$0.05	$(0.27)	$(0.02)	$0.13	$(0.12)	$0.16	$(0.28)	$(0.35)
Basic earnings per share	$0.60	$0.65	$0.99	$0.91	$0.81	$1.03	$(1.49)	$(0.36)	$(2.13)	$3.37	$(2.95)	$0.07

Diluted earnings per share
Income from continuing operations	$0.58	$0.61	$0.95	$0.87	$0.76	$1.30	$(1.47)	$(0.49)	$(2.01)	$3.19	$(2.67)	$0.42
Income (loss) from discontinued operation, net of taxes	$0.01	$0.04	$0.04	$0.04	$0.05	$(0.27)	$(0.02)	$0.13	$(0.12)	$0.16	$(0.28)	$(0.35)
Diluted earnings per share	$0.59	$0.65	$0.99	$0.91	$0.81	$1.03	$(1.49)	$(0.36)	$(2.13)	$3.35	$(2.95)	$0.07

(1) Other Income
Factoring commissions	$28.6	$31.0	$32.3	$29.0	$30.0	$32.2	$33.1	$28.9	$32.3	$122.3	$126.5	$132.5
Gains on sales of leasing equipment	8.4	43.7	30.7	33.8	22.3	40.5	34.6	23.1	19.4	130.5	117.6	148.4
Fee revenue	21.6	28.4	25.3	27.4	20.4	22.7	18.6	22.6	22.2	101.5	86.1	97.3
Gains (losses) on loan and portfolio sales	3.5	24.3	23.5	(4.5)	5.5	3.6	4.7	11.9	142.1	48.8	162.3	290.8
Counterparty receivable accretion	2.0	2.9	0.9	1.9	2.9	40.3	3.0	36.0	9.4	8.6	88.7	101.4
Recoveries of loans charged off pre-emergence and loans HFS	5.2	5.1	6.3	6.3	4.2	17.4	8.6	18.0	10.3	21.9	54.3	124.1
Gains (losses) on investments	3.5	3.6	1.0	1.2	2.4	11.9	5.0	4.3	19.0	8.2	40.2	45.7
Gains (losses) on derivatives & foreign exchange	(7.1)	(1.7)	0.9	2.4	(0.6)	(0.7)	0.5	(3.3)	(2.2)	1.0	(5.7)	(5.2)
Impairment on assets held for sale	(1.1)	(34.7)	(44.6)	(22.1)	(22.6)	(37.4)	(27.7)	(28.4)	(21.6)	(124.0)	(115.1)	(89.0)
Other revenue	6.5	25.0	28.2	3.8	5.5	21.9	5.2	10.0	22.7	62.5	59.8	108.2
Total Other Income	$71.1	$127.6	$104.5	$79.2	$70.0	$152.4	$85.6	$123.1	$253.6	$381.3	$614.7	$954.2

(2) Operating Expenses
Compensation and benefits	$138.9	$129.8	$133.0	$135.8	$136.8	$129.5	$138.1	$136.3	$133.2	$535.4	$537.1	$490.5
Technology	21.1	21.1	22.3	20.1	19.8	25.6	19.4	17.8	18.8	83.3	81.6	75.1
Professional fees	18.0	19.1	19.5	12.1	18.4	13.3	17.8	13.1	19.6	69.1	63.8	120.0
Advertising and marketing	7.9	7.5	3.7	6.3	7.7	9.2	10.2	11.2	5.9	25.2	36.5	10.5
Net occupancy expense	8.9	8.3	9.0	8.6	9.4	8.0	9.2	9.8	9.1	35.3	36.1	38.7
Provision for severance and facilities exiting activities	9.9	18.5	3.2	9.5	5.7	11.7	5.0	1.5	4.5	36.9	22.7	13.1
Other expenses**	28.8	80.1	38.1	33.7	33.1	29.5	29.4	31.1	26.2	185.0	116.2	112.8
Total Operating Expenses	$233.5	$284.4	$228.8	$226.1	$230.9	$226.8	$229.1	$220.8	$217.3	$970.2	$894.0	$860.7

*	Previously included in rental income on operating leases and depreciation on operating lease equipment.
**	Includes $45 million in 4Q13 and $5 million in 3Q13 related to the settlement of the Tyco Tax Agreement.
7

CIT Group Inc.
Income Statement - Segment Data
(dollars in millions)

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	2013	2012	2011
Transportation & International Finance
Interest income	$76.7	$69.6	$66.1	$62.6	$56.6	$52.4	$53.3	$52.0	$60.5	$254.9	$218.2	$236.1
Rental income on operating leases	459.6	425.7	415.5	423.8	417.4	421.7	419.4	416.6	408.6	1,682.4	1,666.3	1,514.3
Interest expense	(160.7)	(151.1)	(146.4)	(143.9)	(144.1)	(124.4)	(405.0)	(308.8)	(493.3)	(585.5)	(1,331.5)	(965.8)
Depreciation on operating lease equipment	(121.7)	(113.0)	(106.1)	(106.2)	(108.0)	(103.0)	(101.1)	(99.3)	(107.5)	(433.3)	(410.9)	(363.1)
Maintenance and other operating lease expenses*	(51.6)	(39.0)	(41.4)	(40.2)	(42.4)	(31.8)	(38.1)	(35.6)	(33.8)	(163.0)	(139.3)	(157.8)
Net finance revenue	202.3	192.2	187.7	196.1	179.5	214.9	(71.5)	24.9	(165.5)	755.5	2.8	263.7
Other income	7.2	7.1	31.4	26.9	16.8	11.9	19.3	19.1	15.5	82.2	65.8	118.4
Provision for credit losses	(12.4)	(14.6)	(6.0)	(3.7)	5.6	(3.1)	(13.0)	(5.4)	7.0	(18.7)	(14.5)	(20.5)
Other expenses - including gain / (loss) on debt extinguishment	(79.5)	(67.9)	(62.5)	(61.5)	(63.4)	(57.1)	(54.5)	(52.7)	(56.0)	(255.3)	(220.3)	(198.0)
Income (Loss) before taxes & noncontrolling interests	117.6	116.8	150.6	157.8	138.5	166.6	(119.7)	(14.1)	(199.0)	563.7	(166.2)	163.6

North American Commercial Finance
Interest income	$193.4	$199.7	$199.6	$210.0	$219.3	$220.7	$228.1	$260.7	$267.0	$828.6	$976.5	$1,460.9
Rental income on operating leases	22.8	27.2	27.2	25.8	23.8	24.3	22.3	25.7	27.1	104.0	99.4	101.2
Interest expense	(68.9)	(67.2)	(66.9)	(71.6)	(78.6)	(85.0)	(188.0)	(173.9)	(304.0)	(284.3)	(750.9)	(954.3)
Depreciation on operating lease equipment	(21.9)	(20.4)	(19.8)	(18.6)	(16.3)	(16.7)	(18.0)	(18.4)	(18.8)	(75.1)	(71.9)	(98.3)
Maintenance and other operating lease expenses*	-	-	-	-	-	-	-	-	-	-	-	-
Net finance revenue	125.4	139.3	140.1	145.6	148.2	143.3	44.4	94.1	(28.7)	573.2	253.1	509.5
Other income	61.8	106.5	71.5	64.8	63.7	129.8	70.6	112.6	242.2	306.5	555.2	725.2
Provision for credit losses	(23.2)	2.5	(8.3)	(4.8)	(24.9)	6.4	9.7	(10.1)	(50.0)	(35.5)	(44.0)	(228.4)
Other expenses - including gain / (loss) on debt extinguishment	(121.5)	(113.3)	(119.7)	(118.4)	(128.1)	(115.9)	(125.3)	(123.3)	(132.5)	(479.5)	(497.0)	(448.5)
Income (Loss) before taxes & noncontrolling interests	42.5	135.0	83.6	87.2	58.9	163.6	(0.6)	73.3	31.0	364.7	267.3	557.8

Non-Strategic Portfolios
Interest income	$28.4	$33.5	$37.0	$42.8	$43.9	$43.7	$45.0	$46.0	$45.6	$157.2	$180.3	$254.1
Rental income on operating leases	9.5	10.9	30.2	34.7	35.2	34.3	33.4	33.2	34.2	111.0	135.1	170.1
Interest expense	(24.9)	(30.7)	(29.9)	(32.8)	(36.8)	(30.7)	(74.0)	(60.8)	(96.9)	(130.2)	(262.4)	(258.4)
Depreciation on operating lease equipment	(5.2)	(6.1)	(8.3)	(8.8)	(9.0)	(7.8)	(7.4)	(7.6)	(7.6)	(32.2)	(30.4)	(77.2)
Maintenance and other operating lease expenses*	-	-	-	(0.1)	-	(0.1)	-	-	-	(0.1)	(0.1)	-
Net finance revenue	7.8	7.6	29.0	35.8	33.3	39.4	(3.0)	10.8	(24.7)	105.7	22.5	88.6
Other income	4.4	12.4	(1.1)	(16.0)	(9.9)	9.2	(7.2)	(3.9)	(7.2)	(14.6)	(9.1)	108.0
Provision for credit losses	(1.0)	(2.2)	(2.2)	(6.1)	(0.3)	(3.1)	3.3	6.6	0.5	(10.8)	7.3	(20.8)
Other expenses - including gain / (loss) on debt extinguishment	(19.2)	(34.2)	(36.2)	(34.2)	(38.5)	(33.5)	(41.9)	(32.7)	(37.6)	(143.1)	(145.7)	(170.1)
Income (Loss) before taxes & noncontrolling interests	(8.0)	(16.4)	(10.5)	(20.5)	(15.4)	12.0	(48.8)	(19.2)	(69.0)	(62.8)	(125.0)	5.7

Corporate and Other
Interest income	$3.7	$4.4	$3.7	$3.7	$2.7	$5.0	$4.9	$4.5	$4.6	$14.5	$19.0	$20.8
Rental income on operating leases	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(17.4)	(18.5)	(13.5)	(14.3)	(14.6)	(29.7)	(105.9)	(64.3)	(121.0)	(60.9)	(320.9)	(325.7)
Depreciation on operating lease equipment	-	-	-	-	-	-	-	-	-	-	-	-
Maintenance and other operating lease expenses*	-	-	-	-	-	-	-	-	-	-	-	-
Net finance revenue	(13.7)	(14.1)	(9.8)	(10.6)	(11.9)	(24.7)	(101.0)	(59.8)	(116.4)	(46.4)	(301.9)	(304.9)
Other income	(2.3)	1.6	2.7	3.5	(0.6)	1.5	2.9	(4.7)	3.1	7.2	2.8	2.6
Provision for credit losses	(0.1)	(0.1)	0.1	-	0.1	(0.2)	-	-	-	0.1	(0.2)	-
Other expenses - including gain / (loss) on debt extinguishment	(13.3)	(69.0)	(10.4)	(12.0)	(0.9)	(20.3)	(24.2)	(33.6)	(14.1)	(92.3)	(92.2)	(178.9)
Income (Loss) before taxes & noncontrolling interests	(29.4)	(81.6)	(17.4)	(19.1)	(13.3)	(43.7)	(122.3)	(98.1)	(127.4)	(131.4)	(391.5)	(481.2)

Total
Interest income	$302.2	$307.2	$306.4	$319.1	$322.5	$321.8	$331.3	$363.2	$377.7	$1,255.2	$1,394.0	$1,971.9
Rental income on operating leases	491.9	463.8	472.9	484.3	476.4	480.3	475.1	475.5	469.9	1,897.4	1,900.8	1,785.6
Interest expense	(271.9)	(267.5)	(256.7)	(262.6)	(274.1)	(269.8)	(772.9)	(607.8)	(1,015.2)	(1,060.9)	(2,665.7)	(2,504.2)
Depreciation on operating lease equipment	(148.8)	(139.5)	(134.2)	(133.6)	(133.3)	(127.5)	(126.5)	(125.3)	(133.9)	(540.6)	(513.2)	(538.6)
Maintenance and other operating lease expenses*	(51.6)	(39.0)	(41.4)	(40.3)	(42.4)	(31.9)	(38.1)	(35.6)	(33.8)	(163.1)	(139.4)	(157.8)
Net finance revenue	321.8	325.0	347.0	366.9	349.1	372.9	(131.1)	70.0	(335.3)	1,388.0	(23.5)	556.9
Other income	71.1	127.6	104.5	79.2	70.0	152.4	85.6	123.1	253.6	381.3	614.7	954.2
Provision for credit losses	(36.7)	(14.4)	(16.4)	(14.6)	(19.5)	-	-	(8.9)	(42.5)	(64.9)	(51.4)	(269.7)
Other expenses - including gain / (loss) on debt extinguishment	(233.5)	(284.4)	(228.8)	(226.1)	(230.9)	(226.8)	(245.9)	(242.3)	(240.2)	(970.2)	(955.2)	(995.5)
Income (Loss) before taxes & noncontrolling interests	122.7	153.8	206.3	205.4	168.7	298.5	(291.4)	(58.1)	(364.4)	734.2	(415.4)	245.9

* Previously included in rental income on operating leases and depreciation on operating lease equipment.

8

CIT Group Inc.
Division Data
(dollars in millions)

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	2013	2012	2011
Transportation & International Finance
Average Earning Assets (AEA)
Aerospace	9,773.9	9,346.0	9,146.4	9,346.6	9,400.0	9,390.6	9,427.8	9,372.9	9,250.3	9,317.9	9,358.3	8,320.0
Rail	5,137.9	4,515.5	4,339.9	4,254.2	4,212.2	4,104.3	3,971.1	3,839.0	3,720.4	4,332.4	3,905.3	3,654.2
Maritime	473.9	376.4	350.0	305.7	208.3	-	-	-	-	300.1	-	-
International Finance	1,734.0	1,690.9	1,581.5	1,409.9	1,263.5	1,172.7	1,044.6	954.5	856.7	1,484.2	1,005.6	717.9

Gross Yield (1)
Aerospace	12.56%	12.14%	12.25%	12.40%	12.18%	12.29%	12.51%	12.67%	12.65%	12.23%	12.53%	13.28%
Rail	14.56%	14.67%	14.77%	14.75%	14.58%	14.91%	14.74%	14.90%	14.87%	14.69%	14.87%	13.98%
Maritime Finance	4.88%	9.53%	5.97%	7.12%	7.44%	-	-	-	-	7.83%	-	-
International Finance	8.46%	8.81%	9.13%	9.77%	9.58%	11.11%	12.08%	11.98%	17.82%	9.30%	13.01%	18.79%

Total
AEA	17,119.7	15,928.8	15,417.8	15,316.4	15,084.0	14,667.6	14,443.5	14,166.4	13,827.4	15,434.6	14,269.2	12,692.1
Gross Yield	12.53%	12.44%	12.49%	12.70%	12.57%	12.93%	13.09%	13.23%	13.57%	12.55%	13.21%	13.79%
Net Finance Margin	4.73%	4.83%	4.87%	5.12%	4.76%	5.86%	-1.98%	0.70%	-4.79%	4.89%	0.02%	2.08%
Adjusted Net Finance Margin (2)	4.73%	4.83%	4.87%	5.24%	5.02%	5.94%	4.29%	4.31%	3.16%	4.99%	4.45%	2.74%

North American Commercial Finance
Average Earning Assets (AEA)
Real Estate Finance	1,592.9	1,391.9	1,291.3	1,069.9	773.1	477.1	318.9	192.0	44.2	1,119.0	257.5	68.7
Corporate Finance	6,991.6	6,916.2	6,767.7	6,607.4	6,538.5	6,474.2	6,370.8	6,128.8	5,986.7	6,710.2	6,229.5	5,938.2
Equipment Finance	4,239.5	4,212.4	4,141.7	4,106.8	3,915.3	3,745.3	3,768.5	3,778.0	3,861.9	4,083.3	3,787.8	4,317.6
Commercial Services	940.7	936.0	955.3	1,059.1	1,065.8	996.0	1,059.9	1,100.6	1,196.8	1,003.7	1,087.9	1,383.9

Gross Yield (1)
Real Estate Finance	3.99%	4.02%	4.22%	4.08%	4.31%	4.38%	3.76%	3.94%	1.98%	4.19%	4.01%	14.06%
Corporate Finance	5.02%	5.34%	5.38%	5.94%	6.58%	6.76%	7.10%	9.39%	9.45%	5.80%	8.15%	13.25%
Equipment Finance	9.54%	10.25%	10.53%	10.92%	11.51%	12.42%	12.67%	13.39%	14.29%	10.82%	13.20%	16.03%
Commercial Services	4.86%	5.39%	5.50%	5.51%	5.47%	5.63%	5.63%	5.14%	4.85%	5.47%	5.30%	5.29%

Total
AEA	13,764.7	13,456.5	13,156.0	12,843.2	12,292.7	11,692.6	11,518.1	11,199.4	11,089.6	12,916.2	11,362.7	11,708.4
Gross Yield	6.28%	6.74%	6.90%	7.34%	7.91%	8.38%	8.70%	10.23%	10.61%	7.22%	9.47%	13.34%
Net Finance Margin	3.64%	4.14%	4.26%	4.53%	4.82%	4.90%	1.54%	3.36%	-1.04%	4.44%	2.23%	4.35%
Adjusted Net Finance Margin (2)	3.64%	4.14%	4.26%	4.61%	5.02%	4.99%	6.23%	6.40%	6.66%	4.50%	6.06%	4.89%

(1)	Gross Yield includes Rental Income plus Interest Income as a % of AEA.
(2)	Excludes accelerated FSA on debt redemptions and OID.

9

CIT Group Inc.
Financing and Leasing Assets
(dollars in millions)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013	12/31/2012	12/31/2011
Transportation & International Finance
Loans	$3,553.5	$3,494.4	$3,239.5	$3,114.6	$2,958.0	$2,556.5	$2,353.6	$2,224.9	$2,150.5	$3,494.4	$2,556.5	$1,848.1
Operating Lease Equipment, Net	13,926.9	12,778.5	12,303.5	12,041.9	12,024.6	12,178.0	11,869.4	11,696.8	11,697.7	12,778.5	12,178.0	11,770.7
Assets Held for Sale	92.6	158.5	82.4	273.4	214.1	173.6	371.4	394.5	161.6	158.5	173.6	84.0
Financing and Leasing Assets	17,573.0	16,431.4	15,625.4	15,429.9	15,196.7	14,908.1	14,594.4	14,316.2	14,009.8	16,431.4	14,908.1	13,702.8
North American Commercial Finance
Loans	14,902.8	14,693.1	14,454.2	14,049.1	14,094.2	13,084.4	12,777.7	12,499.9	12,256.2	$14,693.1	$13,084.4	$11,894.7
Operating Lease Equipment, Net	210.1	240.5	228.4	218.5	183.8	150.9	145.0	147.5	150.7	240.5	150.9	169.4
Assets Held for Sale	67.0	38.2	32.2	18.1	8.5	42.1	90.8	76.1	37.8	38.2	42.1	186.6
Financing and Leasing Assets	15,179.9	14,971.8	14,714.8	14,285.7	14,286.5	13,277.4	13,013.5	12,723.5	12,444.7	14,971.8	13,277.4	12,250.7
Non-Strategic Portfolios
Loans	115.4	441.7	677.3	991.6	1,473.5	1,512.2	1,499.3	1,477.6	1,518.4	$441.7	$1,512.2	$1,483.0
Operating Lease Equipment, Net	45.4	16.4	45.2	65.8	82.2	82.8	72.3	66.9	70.5	16.4	82.8	66.3
Assets Held for Sale	959.8	806.7	1,007.6	895.1	424.2	429.1	418.1	404.8	420.9	806.7	429.1	410.1
Financing and Leasing Assets	1,120.6	1,264.8	1,730.1	1,952.5	1,979.9	2,024.1	1,989.7	1,949.3	2,009.8	1,264.8	2,024.1	1,959.4
Total
Loans	$18,571.7	$18,629.2	$18,371.0	$18,155.3	$18,525.7	$17,153.1	$16,630.6	$16,202.4	$15,925.1	$18,629.2	$17,153.1	$15,225.8
Operating Lease Equipment, Net	14,182.4	13,035.4	12,577.1	12,326.2	12,290.6	12,411.7	12,086.7	11,911.2	11,918.9	13,035.4	12,411.7	12,006.4
Assets Held for Sale	1,119.4	1,003.4	1,122.2	1,186.6	646.8	644.8	880.3	875.4	620.3	1,003.4	644.8	680.7
Financing and Leasing Assets	33,873.5	32,668.0	32,070.3	31,668.1	31,463.1	30,209.6	29,597.6	28,989.0	28,464.3	32,668.0	30,209.6	27,912.9

	1Q14	4Q13	3Q13	2Q13	1Q13	4Q12	3Q12	2Q12	1W12	2013	2012	2011
Funded New Business Volume (by Segment)
Transportation & International Finance	$1,054.6	$1,265.7	$982.0	$907.3	$423.0	$914.7	$650.8	$790.7	$469.5	$3,578.0	$2,825.7	$2,759.3
North American Commercial Finance, excluding factoring	1,372.9	1,778.7	1,423.8	1,709.4	1,333.0	1,891.2	1,293.3	1,364.7	1,313.7	6,244.9	5,862.9	4,135.1
Non-Strategic Portfolios	51.8	98.1	169.6	259.9	185.4	251.5	227.1	215.8	217.2	713.0	911.6	909.3
New Business Volume, excluding factoring	$2,479.3	$3,142.5	$2,575.4	$2,876.6	$1,941.4	$3,057.4	$2,171.2	$2,371.2	$2,000.4	$10,535.9	$9,600.2	$7,803.7

10

CIT Group Inc.
Financing and Leasing Assets - Division
(dollars in millions)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013	12/31/2012	12/31/2011
Transportation & International Finance
Aerospace
Loans	$1,247.1	$1,247.7	$1,145.6	$1,233.5	$1,181.8	$1,217.6	$1,104.9	$1,094.0	$1,079.8	$1,247.7	$1,217.6	$904.8
Operating Lease Equipment, Net	8,595.5	8,267.9	7,963.6	7,845.2	7,908.2	8,105.2	7,945.0	7,912.2	8,073.6	8,267.9	8,105.2	8,234.3
Assets Held for Sale	24.8	148.8	62.7	268.6	213.9	171.8	368.7	384.2	146.4	148.8	171.8	58.5
Financing and Leasing Assets	9,867.4	9,664.4	9,171.9	9,347.3	9,303.9	9,494.6	9,418.6	9,390.4	9,299.8	9,664.4	9,494.6	9,197.6
Rail
Loans	123.3	107.2	97.2	118.4	128.2	117.0	146.9	155.2	161.1	$107.2	$117.0	$151.6
Operating Lease Equipment, Net	5,325.0	4,503.9	4,332.8	4,181.7	4,099.5	4,060.7	3,909.2	3,766.9	3,602.6	4,503.9	4,060.7	3,511.5
Assets Held for Sale	1.4	3.3	4.4	4.8	0.2	1.8	2.7	10.3	15.2	3.3	1.8	25.5
Financing and Leasing Assets	5,449.7	4,614.4	4,434.4	4,304.9	4,227.9	4,179.5	4,058.8	3,932.4	3,778.9	4,614.4	4,179.5	3,688.6
Maritime Finance
Loans	529.8	412.6	365.0	302.8	290.7	-	-	-	-	$412.6	$-	$-
Operating Lease Equipment, Net	-	-	-	7.2	7.5	-	-	-	-	-	-	-
Assets Held for Sale	-	-	-	-	-	-	-	-	-	-	-	-
Financing and Leasing Assets	529.8	412.6	365.0	310.0	298.2	-	-	-	-	412.6	-	-
International Finance
Loans	1,653.3	1,726.9	1,631.7	1,459.9	1,357.3	1,221.9	1,101.8	975.7	909.6	$1,726.9	$1,221.9	$791.7
Operating Lease Equipment, Net	6.4	6.7	7.1	7.8	9.4	12.1	15.2	17.7	21.5	6.7	12.1	24.9
Assets Held for Sale	66.4	6.4	15.3	-	-	-	-	-	-	6.4	-	-
Financing and Leasing Assets	1,726.1	1,740.0	1,654.1	1,467.7	1,366.7	1,234.0	1,117.0	993.4	931.1	1,740.0	1,234.0	816.6
North American Commercial Finance
Real Estate Finance
Loans	1,615.2	1,554.8	1,330.5	1,235.1	992.2	616.1	361.1	268.9	151.8	$1,554.8	$616.1	$1.0
Operating Lease Equipment, Net	-	-	-	-	-	-	-	-	-	-	-	-
Assets Held for Sale	-	-	-	-	-	-	-	-	-	-	-	23.0
Financing and Leasing Assets	1,615.2	1,554.8	1,330.5	1,235.1	992.2	616.1	361.1	268.9	151.8	1,554.8	616.1	24.0
Corporate Finance
Loans	6,974.3	6,831.8	6,866.8	6,575.8	6,650.5	6,501.0	6,380.1	6,207.8	6,016.9	$6,831.8	$6,501.0	$5,680.2
Operating Lease Equipment, Net	11.5	6.2	6.8	7.4	8.0	16.2	18.7	22.9	23.9	6.2	16.2	37.2
Assets Held for Sale	67.0	38.2	32.2	18.1	8.5	34.1	82.8	68.1	37.8	38.2	34.1	163.6
Financing and Leasing Assets	7,052.8	6,876.2	6,905.8	6,601.3	6,667.0	6,551.3	6,481.6	6,298.8	6,078.6	6,876.2	6,551.3	5,881.0
Equipment Finance
Loans	4,041.6	4,044.1	3,961.1	3,926.0	3,926.3	3,662.0	3,628.2	3,651.9	3,699.3	$4,044.1	$3,662.0	$3,782.1
Operating Lease Equipment, Net	198.6	234.3	221.6	211.1	175.8	134.7	126.3	124.6	126.8	234.3	134.7	132.2
Assets Held for Sale	-	-	-	-	-	8.0	8.0	8.0	-	-	8.0	-
Financing and Leasing Assets	4,240.2	4,278.4	4,182.7	4,137.1	4,102.1	3,804.7	3,762.5	3,784.5	3,826.1	4,278.4	3,804.7	3,914.3
Commercial Services
Loans and Factoring Receivables	2,271.7	2,262.4	2,295.8	2,312.2	2,525.2	2,305.3	2,408.3	2,371.3	2,388.2	$2,262.4	$2,305.3	$2,431.4
Operating Lease Equipment, Net	-	-	-	-	-	-	-	-	-	-	-	-
Assets Held for Sale	-	-	-	-	-	-	-	-	-	-	-	-
Financing and Leasing Assets	2,271.7	2,262.4	2,295.8	2,312.2	2,525.2	2,305.3	2,408.3	2,371.3	2,388.2	2,262.4	2,305.3	2,431.4

11

CIT Group Inc.
Credit Metrics
(dollars in millions, % of FR or average FR)

	1Q 14		4Q 13		3Q 13		2Q 13			1Q 13		4Q 12		3Q 12		2Q 12		1Q 12		2013			2012		2011
	$	%	$	%	$	%	$	%	$		%	$	%	$	%	$	%	$	%	$		%	$	%	$	%
Gross Charge-offs
Transportation & International Finance	$14.3	1.61%	$13.0	1.55%	$7.5	0.93%	$1.3	0.17%		$4.2	0.60%	$2.9	0.48%	$6.0	1.06%	$4.7	0.87%	$2.1	0.42%		$26.0	0.84%	$15.7	0.71%	$18.0	1.06%
North American Commercial Finance	22.6	0.61%	10.4	0.28%	16.4	0.46%	17.3	0.50%		14.2	0.42%	24.6	0.76%	24.6	0.78%	17.8	0.58%	31.9	1.06%		58.3	0.42%	98.9	0.80%	301.5	2.44%
Non-Strategic Portfolios	7.5	9.94%	6.2	4.05%	12.7	5.53%	29.5	8.17%		5.9	1.60%	6.6	1.78%	4.9	1.31%	5.4	1.45%	10.2	2.70%		54.3	4.82%	27.1	1.81%	49.3	3.23%
Total CIT (Continuing Operations)	$44.4	0.95%	$29.6	0.64%	$36.6	0.80%	$48.1	1.04%		$24.3	0.55%	$34.1	0.81%	$35.5	0.87%	$27.9	0.70%	$44.2	1.14%		$138.6	0.76%	$141.7	0.88%	$368.8	2.36%

Net Charge-offs
Transportation & International Finance	$13.0	1.47%	$11.7	1.40%	$5.0	0.63%	$(0.9)	-0.12%		$1.1	0.15%	$1.7	0.28%	$5.0	0.89%	$3.5	0.65%	$(3.2)	-0.64%		$16.9	0.55%	$7.0	0.32%	$12.1	0.71%
North American Commercial Finance	16.0	0.43%	(2.3)	-0.06%	10.7	0.30%	4.3	0.12%		5.8	0.17%	11.5	0.36%	11.9	0.38%	10.8	0.35%	18.3	0.61%		18.5	0.13%	52.5	0.42%	221.3	1.79%
Non-Strategic Portfolios	6.6	8.77%	5.6	3.60%	11.4	4.95%	25.7	7.13%		2.6	0.71%	4.2	1.11%	1.1	0.28%	2.4	0.68%	6.9	1.83%		45.3	4.01%	14.6	0.98%	31.8	2.08%
Total CIT (Continuing Operations)	$35.6	0.76%	$15.0	0.32%	$27.1	0.59%	$29.1	0.63%		$9.5	0.22%	$17.4	0.41%	$18.0	0.44%	$16.7	0.42%	$22.0	0.57%		$80.7	0.44%	$74.1	0.46%	$265.2	1.70%

	3/31/2014		12/31/2013		9/30/2013		6/30/2013		3/31/2013			12/31/2012		9/30/2012		6/30/2012		3/31/2012		12/31/2013			12/31/2012		12/31/2011
Non-accrual Loans
Transportation & International Finance	$35.9	1.01%	$35.3	1.01%	$22.7	0.70%	$28.3	0.91%		$23.6	0.80%	$39.0	1.52%	$51.9	2.20%	$10.4	0.47%	$18.7	0.87%		$35.3	1.01%	$39.0	1.52%	$35.2	1.90%
North American Commercial Finance	131.3	0.88%	147.4	1.00%	167.0	1.16%	178.2	1.27%		196.5	1.39%	217.8	1.66%	276.1	2.16%	353.5	2.83%	342.1	2.79%		147.4	1.00%	217.8	1.66%	516.3	4.34%
Non-Strategic Portfolios	51.2	44.37%	58.0	13.14%	68.6	10.13%	72.0	7.26%		74.0	5.01%	73.3	4.85%	83.7	5.58%	90.6	6.13%	120.8	7.95%		58.0	13.14%	73.3	4.85%	149.9	10.11%
Total CIT (Continuing Operations)	$218.4	1.18%	$240.7	1.29%	$258.3	1.41%	$278.5	1.53%		$294.1	1.59%	$330.1	1.92%	$411.7	2.48%	$454.5	2.80%	$481.6	3.02%		$240.7	1.29%	$330.1	1.92%	$701.4	4.61%

12

CIT Group Inc.
Selected Data & Ratios
(dollars in millions, except per share data)

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	2013	2012	2011
Average Balances:
Average Finance Receivables (AFR)	$18,655.1	$18,562.5	$18,394.9	$18,447.8	$17,676.7	$16,791.4	$16,352.2	$15,925.6	$15,498.4	$18,248.0	$16,116.3	$15,605.8
Average Earning Assets (AEA) (1)	32,070.2	30,753.0	30,418.2	30,121.4	29,376.1	28,353.1	27,922.6	27,336.7	26,903.5	30,122.4	27,608.6	26,681.8
Average Operating Leases (AOL)	13,735.8	12,757.1	12,383.9	12,295.8	12,369.1	12,210.7	12,017.3	12,014.5	11,973.6	12,463.8	12,072.9	11,228.9
Average Common Stockholders' Equity	8,807.8	8,855.6	8,779.9	8,605.6	8,422.4	8,233.2	8,361.3	8,440.4	8,780.7	8,664.4	8,484.0	8,883.6
Average number of Common Shares - Basic (000's)	196,089	198,774	200,811	201,313	201,149	200,916	200,917	200,901	200,812	200,503	200,887	200,678
Average number of Common Shares - Diluted (000's)	197,047	200,394	202,329	202,313	201,779	201,142	200,917	200,901	200,812	201,695	200,887	200,815

Profitability Measures:
Gross Yield (2)	9.90%	10.03%	10.25%	10.67%	10.88%	11.32%	11.55%	12.27%	12.60%	10.47%	11.93%	14.08%
Net Yield (3)	7.41%	7.71%	7.94%	8.36%	8.49%	9.07%	9.19%	9.92%	10.11%	8.13%	9.57%	11.47%
Net Finance Revenue as percentage of AEA (Finance Margin) (1)	4.01%	4.23%	4.56%	4.87%	4.75%	5.26%	-1.88%	1.02%	-4.99%	4.61%	-0.09%	2.09%
Adjusted Net Finance Margin	4.01%	4.29%	4.56%	4.97%	4.99%	5.36%	4.44%	4.81%	3.65%	4.71%	4.58%	3.56%
SG&A as percentage of AEA (4)	2.79%	3.46%	2.97%	2.88%	3.07%	3.03%	3.21%	3.21%	3.16%	3.10%	3.16%	3.18%
Efficiency Ratio (5)	56.9%	58.7%	50.0%	48.6%	53.7%	40.9%	-492.5%	113.6%	-260.5%	52.7%	147.4%	56.1%
Return on Average Earning Assets (ROA)	1.43%	1.60%	2.54%	2.33%	2.08%	3.68%	-4.22%	-1.43%	-6.00%	2.14%	-1.94%	0.31%
Return on Average Common Stockholders' Equity (ROE)	5.2%	5.6%	8.8%	8.2%	7.3%	12.7%	-14.1%	-4.6%	-18.4%	7.4%	-6.3%	0.9%

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013	12/31/2012	12/31/2011
Capital & Leverage:
Risk-weighted Assets	$51,752.3	$50,571.2	$50,533.0	$50,718.0	$49,313.4	$48,616.9	$45,929.1	$44,251.2	$45,531.5	$50,571.2	$48,616.9	$44,824.1
Tier 1 Capital	8,333.4	8,439.5	8,451.1	8,278.0	8,064.3	7,894.9	7,669.6	7,945.9	8,009.1	8,439.5	7,894.9	8,425.9
Total Capital	8,686.2	8,791.2	8,803.2	8,639.7	8,442.3	8,263.6	8,055.8	8,343.9	8,416.3	8,791.2	8,263.6	8,819.2
Tier 1 Capital Ratio	16.1%	16.7%	16.7%	16.3%	16.4%	16.2%	16.7%	18.0%	17.6%	16.7%	16.2%	18.8%
Total Capital Ratio	16.8%	17.4%	17.4%	17.0%	17.1%	17.0%	17.5%	18.9%	18.5%	17.4%	17.0%	19.7%

Outstanding Common Shares - Basic (000's)	195,030	197,404	200,302	201,030	201,247	200,869	200,850	200,837	200,817	197,404	200,869	200,660
Book Value per Common Share	$45.10	$44.78	$44.16	$43.16	$42.21	$41.49	$40.37	$41.79	$42.17	$44.78	$41.49	$44.27
Tangible Book Value per Common Share	$42.94	$42.98	$42.36	$41.33	$40.35	$39.61	$38.47	$39.86	$40.19	$42.98	$39.61	$42.23

(1)	See Non-GAAP Disclosures.
(2)	Gross Yield includes Rental Income plus Interest Income as a % of AEA.
(3)	Net Yield includes Rental Income plus Interest Income less Depreciation and Maintenance & operating lease expenses as a % of AEA.
(4)	Excludes provision for severance and facility exiting activities.
(5)	Ratio of operating expenses (excluding the provision for severance and facility exiting activities) to Total Net Revenues (see Non-GAAP disclosures).
13

CIT Bank
Select Financial Data
(dollars in millions)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013	12/31/2012	12/31/2011
Balance Sheet
Assets
Cash and deposits with banks	$2,377.2	$2,528.6	$2,459.7	$2,549.4	$2,795.6	$3,351.3	$3,602.7	$2,976.9	$2,564.5	$2,528.6	$3,351.3	$2,462.1
Investment securities	236.4	234.6	170.0	174.4	126.3	123.3	85.2	80.8	162.9	234.6	123.3	166.7
Assets held for sale	95.0	104.5	79.0	17.8	8.2	37.7	602.5	595.8	1,079.5	104.5	37.7	1,627.5
Loans	12,562.0	12,032.6	10,850.6	10,208.1	9,583.6	8,060.5	6,771.1	5,996.2	5,534.0	12,032.6	8,060.5	4,500.1
Allowance for loan losses	(223.3)	(212.9)	(189.7)	(165.2)	(151.7)	(134.6)	(86.9)	(75.7)	(60.9)	(212.9)	(134.6)	(49.4)
Loans, net of allowances for loan losses	12,338.7	11,819.7	10,660.9	10,042.9	9,431.9	7,925.9	6,684.2	5,920.5	5,473.1	11,819.7	7,925.9	4,450.7
Operating lease equipment, net	1,530.6	1,248.9	1,100.4	946.8	788.4	621.6	455.5	274.6	91.1	1,248.9	621.6	9.2
Other assets	188.5	195.0	196.3	135.3	154.4	164.6	169.0	176.2	227.9	195.0	164.6	249.3
Total Assets	$16,766.4	$16,131.3	$14,666.3	$13,866.6	$13,304.8	$12,224.4	$11,599.1	$10,024.8	$9,599.0	$16,131.3	$12,224.4	$8,965.5
Liabilities & Equity
Deposits	$13,129.8	$12,496.2	$11,784.4	$11,111.1	$10,627.5	$9,614.7	$8,640.2	$7,080.6	$6,731.7	$12,496.2	$9,614.7	$6,123.8
Long-term borrowings	762.5	854.6	147.1	49.3	47.2	49.6	487.6	504.0	511.5	854.6	49.6	576.7
Other liabilities	244.8	183.9	181.5	184.5	153.3	122.7	102.0	109.1	147.1	183.9	122.7	148.0
Total Liabilities	14,137.1	13,534.7	12,113.0	11,344.9	10,828.0	9,787.0	9,229.8	7,693.7	7,390.3	13,534.7	9,787.0	6,848.5
Stockholders' Equity	2,629.3	2,596.6	2,553.3	2,521.7	2,476.8	2,437.4	2,369.3	2,331.1	2,208.7	2,596.6	2,437.4	2,117.0
Total Liabilities and Equity	$16,766.4	$16,131.3	$14,666.3	$13,866.6	$13,304.8	$12,224.4	$11,599.1	$10,024.8	$9,599.0	$16,131.3	$12,224.4	$8,965.5
Financing and Leasing Assets by Segment
North American Commercial Finance	$11,105.6	$10,701.1	$9,825.7	$9,128.8	$8,586.6	$7,280.7	$6,203.8	$5,472.1	$4,448.9	$10,701.1	$7,280.7	$3,594.9
Transportation & International Finance	3,006.2	2,606.8	2,126.8	1,966.7	1,721.9	1,370.6	1,036.1	835.5	619.6	2,606.8	1,370.6	348.9
Non-Strategic Portfolios	75.8	78.1	77.5	77.2	71.7	68.5	589.2	559.0	1,636.1	78.1	68.5	2,193.0
Total	$14,187.6	$13,386.0	$12,030.0	$11,172.7	$10,380.2	$8,719.8	$7,829.1	$6,866.6	$6,704.6	$13,386.0	$8,719.8	$6,136.8
Select Data
Tier 1 Capital to Average Assets (Leverage Ratio)	15.9%	16.9%	17.9%	18.5%	19.4%	20.2%	21.4%	23.3%	23.1%	16.9%	20.2%	24.7%
Tier 1 Capital to Risk Weighted Assets	16.1%	16.8%	18.5%	19.6%	20.0%	21.5%	26.3%	28.8%	32.0%	16.8%	21.5%	36.5%
Total Capital to Risk Weighed Assets	17.4%	18.1%	19.8%	20.8%	21.3%	22.7%	27.4%	29.8%	32.9%	18.1%	22.7%	37.5%

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	2013	2012	2011
Income Statement
Interest income	$157.8	$149.0	$142.9	$135.8	$122.8	$111.0	$98.9	$87.5	$83.6	$550.5	$381.0	$273.0
Interest expense	(51.4)	(47.4)	(42.6)	(42.8)	(39.3)	(81.5)	(38.0)	(35.1)	(37.1)	(172.1)	(191.7)	(117.4)
Net Finance Revenue	106.4	101.6	100.3	93.0	83.5	29.5	60.9	52.4	46.5	378.4	189.3	155.6
Other income	72.8	68.9	61.9	55.3	47.8	54.7	40.0	49.6	27.2	233.9	171.5	70.5
Provision for credit losses	(24.8)	(25.3)	(29.7)	(17.1)	(21.0)	(48.4)	(12.1)	(20.5)	(12.9)	(93.1)	(93.9)	(46.1)
Other expenses	(103.6)	(87.9)	(90.9)	(87.8)	(74.7)	(49.9)	(56.7)	(47.0)	(32.8)	(341.3)	(186.4)	(66.6)
Income before taxes	50.8	57.3	41.6	43.4	35.6	(14.1)	32.1	34.5	28.0	177.9	80.5	113.4
Provision for income taxes	(17.8)	(19.9)	(16.5)	(18.4)	(14.6)	(4.6)	(13.1)	(12.1)	(9.6)	(69.4)	(39.4)	(45.8)
Net income	$33.0	$37.4	$25.1	$25.0	$21.0	$(18.7)	$19.0	$22.4	$18.4	$108.5	$41.1	$67.6

14

CIT Group Inc.
Non-GAAP Disclosures(1)
(dollars in millions)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013	12/31/2012	12/31/2011
Earning assets(2):
Loans	$18,571.7	$18,629.2	$18,371.0	$18,155.3	$18,525.7	$17,153.1	$16,630.6	$16,202.4	$15,925.1	$18,629.2	$17,153.1	$15,225.8
Operating lease equipment, net	14,182.4	13,035.4	12,577.1	12,326.2	12,290.6	12,411.7	12,086.7	11,911.2	11,918.9	13,035.4	12,411.7	12,006.4
Assets held for sale	1,119.4	1,003.4	1,122.2	1,186.6	646.8	644.8	880.3	875.4	620.3	1,003.4	644.8	680.7
Credit balances of factoring clients	(1,213.5)	(1,336.1)	(1,278.4)	(1,205.0)	(1,237.7)	(1,256.5)	(1,224.9)	(1,164.1)	(1,109.8)	(1,336.1)	(1,256.5)	(1,225.5)
Earning assets	$32,660.0	$31,331.9	$30,791.9	$30,463.1	$30,225.4	$28,953.1	$28,372.7	$27,824.9	$27,354.5	$31,331.9	$28,953.1	$26,687.4

	1Q14	4Q13	3Q13	2Q13	1Q13	4Q12	3Q12	2Q12	1Q12	2013	2012	2011
Total Net Revenues(3):
Interest income	$302.2	$307.2	$306.4	$319.1	$322.5	$321.8	$331.3	$363.2	$377.7	$1,255.2	$1,394.0	$1,971.9
Rental income on operating leases	491.9	463.8	472.9	484.3	476.4	480.3	475.1	475.5	469.9	1,897.4	1,900.8	1,785.6
Finance revenue	794.1	771.0	779.3	803.4	798.9	802.1	806.4	838.7	847.6	3,152.6	3,294.8	3,757.5
Interest expense	(271.9)	(267.5)	(256.7)	(262.6)	(274.1)	(269.8)	(772.9)	(607.8)	(1,015.2)	(1,060.9)	(2,665.7)	(2,504.2)
Depreciation on operating lease equipment	(148.8)	(139.5)	(134.2)	(133.6)	(133.3)	(127.5)	(126.5)	(125.3)	(133.9)	(540.6)	(513.2)	(538.6)
Maintenance & other operating lease expenses	(51.6)	(39.0)	(41.4)	(40.3)	(42.4)	(31.9)	(38.1)	(35.6)	(33.8)	(163.1)	(139.4)	(157.8)
Net finance revenue (NFR)	321.8	325.0	347.0	366.9	349.1	372.9	(131.1)	70.0	(335.3)	1,388.0	(23.5)	556.9
Other income	71.1	127.6	104.5	79.2	70.0	152.4	85.6	123.1	253.6	381.3	614.7	954.2
Total net revenue	$392.9	$452.6	$451.5	$446.1	$419.1	$525.3	$(45.5)	$193.1	$(81.7)	$1,769.3	$591.2	$1,511.1

Pre-tax Income excluding Accelerated Debt FSA, OID and Debt Related Transaction Costs
Income / (Loss) from continuing operations before provision for income taxes	$122.7	$153.8	$206.3	$205.4	$168.7	$298.5	$(291.4)	$(58.1)	$(364.4)	$734.2	$(415.4)	$245.9
Accelerated FSA net discount/(premium) on debt extinguishments and repurchases	-	9.8	-	7.7	17.1	13.7	441.7	258.4	581.1	34.6	1,294.9	279.2
Accelerated original issue discount on debt extinguishments related to the TRS facility	-	(5.2)	-	-	-	(6.9)	-	-	-	(5.2)	(6.9)	-
Debt Related - prepayment penalties	-	-	-	-	-	-	-	-	-	-	-	114.2
Debt Related - loss on debt extinguishments	-	-	-	-	-	-	16.8	21.5	22.9	-	61.2	134.8
Income / (Loss) from continuing operations before provision for income taxes - excluding debt refinancing costs	$122.7	$158.4	$206.3	$213.1	$185.8	$305.3	$167.1	$221.8	$239.6	$763.6	$933.8	$774.1

Income / (Loss) from continuing operations before provision for income taxes - excluding debt refinancing costs
Transportation & International Finance	$117.6	$116.8	$150.6	$162.4	$148.5	$169.4	$106.6	$113.8	$75.7	578.3	465.5	247.9
North American Commercial Finance	42.5	135.0	83.6	89.7	64.8	166.1	134.4	158.5	244.3	373.1	703.3	620.5
Non-Strategic Portfolios	(8.0)	(11.8)	(10.5)	(20.2)	(14.8)	12.2	(35.9)	(11.0)	(50.8)	(57.3)	(85.5)	118.4
Corporate and Other	(29.4)	(81.6)	(17.4)	(18.8)	(12.7)	(42.4)	(38.0)	(39.5)	(29.6)	(130.5)	(149.5)	(212.7)
Total	$122.7	$158.4	$206.3	$213.1	$185.8	$305.3	$167.1	$221.8	$239.6	$763.6	$933.8	$774.1

NFR excluding Accelerated Debt FSA, OID and Debt Prepayment Costs ($ and % of AEA) (4)
Net finance revenue	$321.8	$325.0	$347.0	$366.9	$349.1	$372.9	$(131.1)	$70.0	$(335.3)	$1,388.0	$(23.5)	$556.9
Accelerated FSA net discount/(premium) on debt extinguishments and repurchases	-	9.8	-	7.7	17.1	13.7	441.7	258.4	581.1	34.6	1,294.9	279.2
Accelerated original issue discount on debt extinguishments related to the TRS facility	-	(5.2)	-	-	-	(6.9)	-	-	-	(5.2)	(6.9)	-
Debt related - prepayment costs	-	-	-	-	-	-	-	-	-	-	-	114.2
Adjusted net finance revenue	$321.8	$329.6	$347.0	$374.6	$366.2	$379.7	$310.6	$328.4	$245.8	$1,417.4	$1,264.5	$950.3

Net finance revenue - reported	4.01%	4.23%	4.56%	4.87%	4.75%	5.26%	-1.88%	1.02%	-4.99%	4.61%	-0.09%	2.09%
Accelerated FSA net discount/(premium) on debt extinguishments and repurchases	-	0.13%	-	0.10%	0.23%	0.19%	6.33%	3.78%	8.64%	0.12%	4.69%	1.04%
Accelerated original issue discount on debt extinguishments related to the TRS facility	-	-0.07%	-	-	-	-0.09%	-	-	-	-0.02%	-0.02%	-
Debt related - prepayment costs	-	-	-	-	-	-	-	-	-	-	-	0.43%
Adjusted net finance revenue	4.01%	4.29%	4.56%	4.97%	4.98%	5.36%	4.45%	4.80%	3.65%	4.71%	4.58%	3.56%

Tangible book value
Total common stockholders' equity	$8,796.0	$8,838.8	$8,845.0	$8,677.2	$8,494.4	$8,334.8	$8,108.9	$8,393.8	$8,467.6	$8,838.8	$8,334.8	$8,883.6
Goodwill and intangible assets, net	421.7	354.9	360.7	369.3	373.6	377.8	383.2	388.2	395.9	$354.9	$377.8	409.5
Tangible book value	$8,374.3	$8,483.9	$8,484.3	$8,307.9	$8,120.8	$7,957.0	$7,725.7	$8,005.6	$8,071.7	$8,483.9	$7,957.0	$8,474.1

(1)	Non-GAAP financial measures disclosed by management are meant to provide additional information and insight relative to trends in the business to investors and, in certain cases, to present financial information as measured by rating agencies and other users of financial information. These measures are not in accordance with, or a substitute for, GAAP and maybe different from, or inconsistent with, non-GAAP financial measures used by other companies.
(2)	Earning assets are utilized in certain revenue and earnings ratios. Earning assets are net of credit balances of factoring clients. This net amount, which corresponds to amounts funded, is a basis for revenues earned.
(3)	Total net revenues are the combination of net finance revenues and other income.
(4)	NFR excluding debt FSA, OID and debt prepayment costs is used in the analysis of operating margin.
15

CIT Group Inc.
APPENDIX - Fresh Start Accounting
(dollars in millions)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2013		12/31/2012	12/31/2011
Accretable Discount (by balance sheet line item)
Loans	$(35.0)	$(44.5)	$(58.2)	$(112.6)	$(131.1)	$(166.1)	$(201.0)	$(253.9)	$(35.0	) $	(131.1)	$(318.5)
Operating Lease Equipment, Net	(2,276.9)	(2,350.2)	(2,398.3)	(2,475.3)	(2,550.6)	(2,610.6)	(2,670.9)	(2,743.3)	(2,276.9)		(2,550.6)	(2,803.1)
Intangible Assets	20.3	22.4	24.8	27.7	31.9	37.3	42.3	50.0	20.3		31.9	63.6
Other Assets	(11.6)	(14.7)	(15.7)	(17.7)	(20.8)	(64.5)	(67.7)	(106.8)	(11.6)		(20.8)	(117.1)
Total Assets	(2,303.2)	(2,387.0)	(2,447.4)	(2,577.9)	(2,670.6)	(2,803.9)	(2,897.3)	(3,054.0)	(2,303.2)		(2,670.6)	(3,175.1)
Deposits	(0.8)	(0.1)	0.7	1.9	3.5	5.2	7.1	10.1	(0.8)		3.5	14.5
Long-term Borrowings	(52.9)	(68.1)	(73.0)	(90.4)	(124.0)	(149.6)	(635.8)	(949.1)	(52.9)		(124.0)	(1,621.4)
Other Liabilities	-	0.3	0.4	1.3	1.7	4.4	6.5	12.7	-		1.7	25.7
Total Liabilities	(53.7)	(67.9)	(71.9)	(87.2)	(118.8)	(140.0)	(622.2)	(926.3)	(53.7)		(118.8)	(1,581.2)
Net Accretable Discount	$(2,249.5)	$(2,319.1)	$(2,375.5)	$(2,490.7)	$(2,551.8)	$(2,663.9)	$(2,275.1)	$(2,127.7)	$(2,249.5	) $	(2,551.8)	$(1,593.9)

					4Q 12	3Q 12	2Q 12	1Q 12			2012	2011
Income Statement Accretion / (Amortization):
Interest Income					$30.3	$43.4	$60.4	$78.2			$212.3	$666.4
Interest Expense					(23.7)	(471.8)	(303.2)	(652.4)			(1,451.1)	(752.3)
Rental Income on Operating Leases					(5.4)	(4.9)	(6.4)	(8.1)			(24.8)	(56.1)
Depreciation Expense (1)					52.7	49.8	54.0	57.5			214.0	240.0
Other Income (2)					40.3	3.0	36.0	9.4			88.7	101.4
Total Impact (pre-tax)					$94.2	$(380.5)	$(159.2)	$(515.4)			$(960.9)	$199.4

(1) Represents additional depreciation expense that would have been recognized had the equipment values not been written down as part of FSA.

(2) Other Income impact excludes recoveries on amounts charged off pre-FSA which are recorded in and shown as a separate component of other income. The amounts represent the accretion of a fair value mark on a counterparty receivable related to a secured borrowing facility.

16

APPENDIX - Select Financial Terms

Accretable / Non-accretable fresh start accounting adjustments reflect components of the fair value adjustments to assets and liabilities. Accretable adjustments flow through the related line items on the statement of operations (interest income, interest expense, non-interest income and depreciation expense) on a regular basis over the remaining life of the asset or liability. These primarily relate to interest adjustments on loans and leases, as well as debt. Non-accretable adjustments, for instance credit related write-downs on loans, become adjustments to the basis of the asset and flow back through the statement of operations only upon the occurrence of certain events, such as repayment or sale.

Average Earning Assets (AEA) is computed using month end balances and is the average of finance receivables (defined below), operating lease equipment, and financing and leasing assets held for sale, less the credit balances of factoring clients. We use this average for certain key profitability ratios, including Gross Yield, Net Yield, Net Finance Margin and return on AEA.

Average Finance Receivables (AFR) is computed using month end balances and is the average of finance receivables (defined below). It excludes operating lease equipment. We use this average to measure the rate of net charge-offs for the period.

Book value per common share and tangible book value per common share are measurements of shareholder value.

Discontinued Operation reflects the student lending business, which had been included in the Non-Strategic Portfolios segment.

Efficiency Ratio is the percentage of operating expenses to Total Net Revenue (defined below). We use the efficiency ratio to measure the level of expenses in relation to revenue earned.

Finance receivables include loans, capital lease receivables and factoring receivables. In certain instances, we use the term “Loans” synonymously, as presented on the balance sheet.

Financing and Leasing Assets include finance receivables, operating lease equipment and assets held for sale.

Fresh Start Accounting (“FSA”) was adopted upon emergence from bankruptcy. FSA recognizes that CIT has a new enterprise value following its emergence from bankruptcy and required asset values to be remeasured using fair value in accordance with accounting requirements for business combinations. The excess of reorganization value over the fair value of tangible and intangible assets was recorded as goodwill. In addition, FSA also required all liabilities, other than deferred taxes, be stated at fair value. Deferred taxes were determined in conformity with accounting requirements for Income Taxes.

Gross Yield includes rental income and interest income as a % of AEA.

Held for Sale describes assets that we intend to sell in the near-term. These are carried at the lower of cost or market.

Interest income includes interest and fees earned on finance receivables and interest and dividends on interest bearing deposits and investments.

Lease – operating is a lease in which we retain ownership of the asset, collect rental payments, recognize depreciation on the asset, and retain the risks of ownership, including obsolescence.

Net Finance Margin (NFM) reflects Net Finance Revenue divided by AEA.

Net Finance Margin (adjusted) (Adjusted NFM) is NFM increased by accelerated FSA net discount/(premium) on debt extinguishments and repurchases and debt related prepayment costs, reduced by accelerated OID accretion.

Net Finance Revenue reflects Net Interest Revenue (defined below) plus rental income on operating leases less depreciation on operating lease equipment and maintenance & operating lease expenses, which are direct costs of equipment ownership.

Net Interest Revenue reflects interest and fees on finance receivables and interest/dividends on investments less interest expense on deposits and long term borrowings.

Net Yield includes rental income and interest income, reduced by depreciation and maintenance and other operating lease expenses as a % of AEA.

Non-accruing Assets include loans placed on non-accrual status, typically after becoming 90 days delinquent or prior to that time due to doubt of collectability of principal and interest.

Other Income includes gains on equipment sales, factoring commissions, and fee revenue from activities such as loan servicing and loan syndications. Also included are gains on loan sales and investment sales and, as a result of FSA, recoveries on pre-FSA loan charge-offs. Other income combined with rental income on operating leases is defined as Non-interest income.

Return on Common Equity (ROE) is net income available to common stockholders, expressed as a percentage of average common equity, and is a key measurement of profitability.

Risk Weighted Assets (RWA) is the denominator to which Total Capital and Tier 1 Capital is compared to derive the respective ratios. RWA is comprised of both on-balance sheet assets and certain off-balance sheet items (for example loan commitments, purchase commitments or derivative contracts), all of which are adjusted by certain risk-weightings as defined by the regulators, which are based upon, among other things, the relative credit risk of the counterparty.

Tier 1 Capital and Tier 2 Capital are regulatory capital as defined in the capital adequacy guidelines issued by the Federal Reserve. Tier 1 Capital is Total Stockholders Equity reduced by goodwill and intangibles and adjusted by elements of other comprehensive income and other items. Tier 2 Capital consists of, among other things, other preferred stock that does not qualify as Tier 1, mandatory convertible debt, limited amounts of subordinated debt, other qualifying term debt, and allowance for credit losses up to 1.25% of risk weighted assets.

Total Capital is the sum of Tier 1 and Tier 2 capital, subject to certain adjustments, as applicable.

Total Net Revenue is the combination of net finance revenue and non-interest income. This amount excludes provision for credit losses from total revenue and is a measurement of our revenue growth.

Yield-related Fees are collected in connection with our assumption of underwriting risk in certain transactions in addition to interest income. We recognize yield-related fees, which include prepayment fees and certain origination fees, in Interest Income over the life of the lending transaction.

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